UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2004

A REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-112750	20-0615133
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, #200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective October 29, 2004, Roger A. Johnson will resign his position as a director of A REIT, Inc. (the "Corporation") and as chairperson of the Audit Committee of the Board of Directors. Mr. Johnson is resigning from the Board because he has accepted a position with the Public Company Accounting Oversight Board (the "PCAOB"). The PCAOB requires its appointees to resign from the Boards of any public reporting company in order to maintain their independence. The Corporation is in the process of searching for an individual to fill both the director and Audit Committee chair vacancies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A REIT, Inc.

October 28, 2004	By:	/s/ Anthony W. Thompson

Name: Anthony W. Thompson
Title: President and Chief Executive Officer